UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2013

Location Based Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Discovery, Suite 260, Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(888) 600-1044

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This release contains certain forward-looking statements of our intentions, hopes, beliefs, expectations, strategies, and predictions with respect to future activities or other future events or conditions within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are usually identified by the use of words such as “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “should,” “could,” or similar expressions. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Actual results may materially different from the results, levels of activity, performance or achievements, express or implied by these forward-looking statements.

 Although we believe that the assumptions underlying the forward-looking statements contained in this report are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. We will not update these statements unless the securities laws require us to do so. Accordingly, you should not rely on forward-looking statements because they are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those contemplated by the forward-looking statements.

Item 7.01 Regulation FD Disclosure

(IRVINE, Calif.), June 18, 2013 -- Location Based Technologies® Inc. (OTCBB:LBAS) released a letter to its shareholders from CEO, Dave Morse which discloses the following information:

-	Combined revenues for the fiscal 2012 third quarter will be approximately $755,000.

-	Delivery completed of AT&T’s first run of LBT-886 devices.

-	We are looking to expand our relationship with AT&T by placing our 3G PocketFinder Vehicle product in their retail stores.

-	The PF-886 has passed its testing with the military and the Company could begin receiving orders as soon as this summer.

-	We are continuing to work with Apple on launching our PocketFinder products in Asia. Our initial launch may occur this year in Singapore and Australia.

-	We continue to work closely with the military and several different organizations/branches within the military have expressed interest in our products and requested demo units.

A copy of the letter is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01.  Financial Statements and Exhibits

Exhibit #	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: June 27, 2013	By:	/s/ David Morse
David Morse
Chief Executive Officer